UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2003




                        PIONEER NATURAL RESOURCES COMPANY
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)



           DELAWARE                     1-13245              75-2702753
-------------------------------       -----------       ---------------------
(State or other jurisdiction of       Commission           (I.R.S. Employer
incorporation or organization)        File Number       Identification Number)



5205 N. O'CONNOR BLVD., SUITE 1400, IRVING, TEXAS               75039
-------------------------------------------------            -----------
    (Address of principal executive offices)                  (Zip code)



       Registrant's Telephone Number, including area code : (972) 444-9001



                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)



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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                        Page

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits:

         (c)  Exhibits..............................................      3

Item 9.  Regulation FD Disclosure...................................      3

Signatures..........................................................      4

Exhibit Index.......................................................      5



                                       2




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                        PIONEER NATURAL RESOURCES COMPANY


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

             99.1   News Release dated April 29, 2003

ITEM 9.     REGULATION FD DISCLOSURE

       The following information is being provided pursuant to Item 12 of Form 8-K:

       The information in this document includes forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Pioneer Natural Resources Company (the "Company"), are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, international operations and associated international political and economic instability, government regulation or action, litigation, the costs and results of drilling and operations, the Company's ability to replace reserves or implement its business plans, access to and cost of capital, uncertainties about estimates of reserves, quality of technical data, environmental and weather risks, acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that are available from the Company or the Securities and Exchange Commission.

       On April 29, 2003, the Company issued a news release that is attached hereto as exhibit 99.1. The news release announced the Company's financial and operating results for the quarter ended March 31, 2003; provided the Company's second quarter 2003 financial outlook, based on current expectations; and provided information regarding the Company's oil and gas price hedges.


                                       3






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                        PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PIONEER NATURAL RESOURCES COMPANY




Date:  April 29, 2003         By:   /s/ Richard P. Dealy
                                    ------------------------------------------
                                    Richard P. Dealy
                                    Vice President and Chief Accounting Officer


                                       4




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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------


    99.1*         News Release dated April 29, 2003



-------------
* filed herewith


                                       5




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